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                                                                   EXHIBIT 10.20

                         CLARK REFINING HOLDINGS INC.
                           1999 STOCK INCENTIVE PLAN

     1.   OBJECTIVES.

     This Clark Refining Holdings Inc. 1999 Stock Incentive Plan is designed to attract and retain executives and other selected employees whose skills and talents are important to the operations of Clark Refining Holdings Inc. and its subsidiaries (together, as more fully defined herein, the "Company") and reward them for making major contributions to the success of the Company. These objectives are accomplished by making awards under the Plan, thereby providing Participants with a proprietary interest in the growth and performance of the Company.

     2.   DEFINITIONS.

     "Award" - The grant of a Stock Option to a Plan Participant pursuant to such terms, conditions, requirements and limitations as the Board may establish in order to fulfill the objectives of the Plan.

     "Award Agreement" - Any agreement or agreements between the Company and a Participant that sets forth terms, conditions, requirements and limitations applicable to or in connection with an Award.

     "Blackstone" means The Blackstone Group, Blackstone Capital Partners III Merchant Banking Fund L.P, Blackstone Offshore Partners III L.P. and Blackstone Family Investment Partnership III L.P., and their respective affiliates, subsidiaries and general partners.

     "Board" - The Board of Directors of Clark Holdings.

     "Capital Stock" or "stock" - The Common Stock, $.01 par value per share, of Clark Holdings.

     "Change in Control" - A change in control shall be deemed to have occurred if any "person" (as such term is used in Sections 13(d) and 14(d) of the 1934
Act), other than Blackstone, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of Clark Holdings representing 50% or more of the combined voting power of its then outstanding securities entitled to vote in the election of directors.

     "Clark Holdings" - Clark Refining Holdings Inc., a Delaware corporation.

     "Code" - The Internal Revenue Code of 1986, as amended from time to time.

     "Committee" - The Compensation Committee of the Board (if any) or such other committee as may be designated by the Board to administer the Plan; provided, however, that the Committee (a) shall be composed solely of two or more non-employee directors, as defined in Rule 16(b)-3(b)(3) under the 1934 Act, and (b) shall be constituted to permit Awards under the Plan to qualify for exemption under the 1934 Act.

     "Company" - Clark Holdings and its subsidiaries including subsidiaries of subsidiaries and partnerships and other business ventures in which it has a significant equity interest, as determined in the sole discretion of the Board.

     "Disability" - A long-term disability as determined pursuant to the Company's Long-Term Disability Plan.
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     "Fair Market Value" -  With respect to Capital Stock, Awards or other property, the fair market value of such Capital Stock, Awards or other property as determined from time to time by the Board in good faith. Unless otherwise determined by the Board, (a) if the Capital Stock is traded on NASDAQ, the Fair Market Value of Capital Stock as of any date shall be the closing sale price on that date of a share of Capital Stock as reported in the NASDAQ National Market Issues quotations of the Midwest Edition of the Wall Street Journal, or (b) if the Capital Stock is traded on the New York Stock Exchange, the Fair Market Value of Capital Stock as of any date shall be the closing sale price on that date of a share of Capital Stock as reported on the New York Stock Exchange Composite Tape (or, if the Capital Stock is not traded on NASDAQ or the New York Stock Exchange, as applicable, on such date, on the next following date on which it is so traded).

     "Net Stock Option Value" means, with respect to any shares of Capital Stock subject to a Stock Option, an amount equal to the excess of (a) the Fair Market Value of such shares over (b) the exercise price of such Stock Option with respect to such shares.

     "1934 Act" - The Securities Exchange Act of 1934, as amended from time to time.

     "Plan" - This Clark Refining Holdings Inc. 1999 Stock Incentive Plan, as amended from time to time.

     "Participant" - An employee of the Company to whom an Award has been made under the Plan.

     "Qualified Performance-Based Award" means an Award designated as such by the Board at or prior to the time of grant, based upon a determination that the Committee intends for such Award to qualify for the Section 162(m) Exemption.

     "Rule 16b-3" means Rule 16b-3, as from time to time amended and applicable to Participants, promulgated by the SEC under Section 16 of the 1934 Act.

     "Stock Option" means the right to purchase a specified number of shares of Capital Stock, granted pursuant to Section 7(a) of the Plan.

     "Stock Option Shares" means shares of Capital Stock acquired pursuant to Stock Options.

     "SEC" means the United States Securities and Exchange Commission.

     "Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

     3.   ELIGIBILITY.

     Executives and other employees of the Company eligible for an Award under the Plan are those who hold positions of responsibility and whose performance, in the judgment of the Board or the management of the Company, can have a significant effect on the success of the Company.

     4.   CAPITAL STOCK AVAILABLE FOR AWARDS.

     The number of shares of Capital Stock that may be issued or delivered under the Plan for Awards granted during the term of the Plan is 2,215,250 shares. Such shares may consist of Capital Stock which is authorized and unissued and has been authorized by the Board to be issued under the Plan or Capital Stock which is authorized and issued and has been acquired by or on behalf of the Company or the Plan and is available for Awards under the Plan. Capital Stock related to Awards that are forfeited, terminated, expire unexercised, settled in cash in lieu of stock or in such manner that all or some of the shares covered by an Award are not issued or delivered to a Participant shall become available for Awards, upon determination of such availability by the Board following consultation with the Chief Executive Officer of the Company.

                                      -2-
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     5.   ADMINISTRATION.

     The Plan shall be administered by the Board, which shall have full and exclusive power to interpret the Plan, to grant waivers of Award restrictions and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper, all of which powers shall be executed in the best interest of the Company and in keeping with the objectives of the Plan. These powers include, but are not limited to, the adoption of modifications, amendments, procedures, subplans and the like as are necessary to comply with provisions of the laws and regulations of the jurisdictions in which the Company operates in order to assure the viability of Awards granted under the Plan and to enable Participants regardless of where employed to receive advantages and benefits under the Plan and such laws and regulations.

     6.   DELEGATION OF AUTHORITY.

     The Board may delegate to the Committee or to the Chief Executive Officer or other senior officers of the Company its duties under the Plan pursuant to such conditions or limitations as the Board may establish, except (a) that only the Board or the Committee may select, and grant Awards to, Participants who are subject to Section 16 of the 1934 Act and (b) to the extent that the grant or exercise of such authority would cause any Award or transaction to fail to qualify for exemption under Rule 16b-3.

     7.   AWARDS.

     The Board shall determine who may participate in the Plan and the number and type of Awards to be made to each Participant and shall set forth in the related Award Agreement or other appropriate manner the terms, conditions, requirements and limitations applicable to each Award. Awards may be granted singly or in combination. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under any other employee plan of the Company, including the plan of any acquired entity. The Board may make the following type of Awards: stock options; i.e., rights to purchase a specified number of shares of Capital Stock the purchase price of which shall be determined by the Board. No Stock Option shall be exercisable more than ten years after the date of its grant.

     No Award shall confer on any Participant any of the rights of a shareholder of the Company unless and until shares of Capital Stock are duly issued or transferred to the Participant in accordance with the terms of the Award.

     No Participant, officer, employee or director shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants or any other persons. Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as conferring, upon any employee any right to continue in the employ of the Company or to interfere in any way with the right of the Company to terminate the employee's employment at any time or increase or decrease the employee's compensation from the rate in existence at the time of granting of an Award.

     The maximum number of shares of Capital Stock with respect to which Stock Options may be granted to any one Participant under the Plan during any calendar year is 1,000,000 shares.

     The Board may, at or prior to the time of grant, designate any Award as a Qualified Performance-Based Award, in which event it shall take such action with respect to such Award and the terms thereof (including the imposition of additional requirements not otherwise required by the terms of the Plan), and the provisions of the Plan or any Award Agreement shall be construed or deemed amended, as shall be necessary to cause such Award to qualify for the Section 162(m) Exemption.

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     8.   STOCK OPTION EXERCISE.

     The price at which shares of Capital Stock may be purchased under a Stock Option shall be paid in full at the time of the exercise in cash.

     9.   AWARDS - CERTAIN RIGHTS AND OBLIGATIONS.

     Awards and all other benefits under the Plan (including Stock Option Shares) shall include and be subject to such obligations and rights as may be set forth in or pursuant to the related Award Agreement including, without limitation, registration rights, tag-along rights, drag-along rights and restrictions on transfer.

     10.  TAXES.

     The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of shares under the Plan, an appropriate number of shares for payment of taxes required by law, to require a Participant to pay to the Company in cash any amounts required to be withheld or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes.

     11.  CHANGES TO THE PLAN AND AWARDS.

     (a) Changes to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of shareholders or Participants, except as is required by any federal or state law or regulation or the rules of any stock exchange on which the Capital Stock may be listed, or if the Board in its discretion determines that obtaining such shareholder approval is for any reason advisable; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation or termination of the Plan may impair the rights of such Participant under any Award theretofore granted to such Participant.

     (b) Changes to Awards. The Board may waive any conditions or rights under, or amend, alter, accelerate, suspend, discontinue or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation or termination of any Award may impair the rights of such Participant under such Award.

     12.  TERMINATION OF EMPLOYMENT.

     If the employment of a Participant by the Company terminates, all Awards and other benefits under the Plan (including Stock Option Shares) held by such Participant shall be governed by, and shall be subject to, the terms and conditions set forth below.

     (a)  Death or Disability.

          (i) If the employment of any Participant is terminated as a result of death or Disability, all Stock Options held by such Participant (A) which are not then exercisable shall terminate and (B) which are then exercisable shall terminate at the close of business in St. Louis, Missouri on the date which is the first anniversary of such Participant's termination of employment. In addition, the Company shall have the right to purchase (A) from time to time so long as they are exercisable, all or any portion of such exercisable Stock Options at a price equal to the Net Stock Option Value of the shares of Capital Stock subject to such Stock Options on the purchase date and (B) any or all of the Stock Option Shares held by such Participant at a price per share equal to their Fair Market Value.

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          (ii)   In the event of a Participant's death, any remaining rights with respect to any outstanding Award shall be exercised by the Participant's estate or beneficiaries under such terms as may be specified in the applicable Award Agreement. Any such remaining rights to outstanding Awards shall pass by will or the laws of descent and distribution in the following order: (A) to beneficiaries so designated by the Participant; if none, then (B) to a legal representative of the Participant; if none, then (C) to the persons entitled thereto as determined by a court of competent jurisdiction. Subject to subparagraph (iv) below, Awards so passing shall be exercised or paid out at such times and in such manner as if the Participant were living.

          (iii) In the event a Participant is deemed by the Company to be Disabled, Awards and rights to any such Awards which are payable or exercisable may be paid to or exercised by the Participant, if legally competent, or a conservator or other legally designated agent or representative if the Participant is legally incompetent by virtue of such Disability.

          (iv) After the death or Disability of a Participant, the Board may in its sole discretion at any time (A) terminate restrictions in Award Agreements, (B) accelerate any or all installments and rights, and (C) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant's estate, beneficiaries or representative - notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Awards might ultimately have become payable to other beneficiaries.

     (b)  Cause.

          (i) If the employment of any Participant is terminated for Cause, all Stock Options held by such Participant shall terminate. In addition, the Company shall have the right to purchase, from time to time for a period of 30 days following such termination, any or all of the Stock Option Shares held by such Participant at a price per share equal to the lower of its cost (the exercise price) or its Fair Market Value. For purposes of the foregoing, "Cause" shall have the same meaning as in the Participant's written employment agreement with the Company or, if the Participant has not entered into a written employment agreement, shall mean (A) gross neglect of or wilful and continuing refusal to substantially perform the Participant's duties (other than due to death or Disability), (B) breach of any material policy of the Company (including, without limitation, any policy regarding confidentiality), (C) willfully engaging in conduct which is demonstrably injurious to Blackstone or the Company, or (D) commission of or the entering of a plea of guilty or nolo contendere to (1) a felony or (2) a misdemeanor involving moral turpitude.

          (ii) Termination of a Participant for Cause shall be effected by a majority vote of the Board at a meeting at which such Participant (and such Participant's counsel) shall have had the opportunity to be heard, provided that such Participant shall have received written notice of such termination at least 30 days prior to such meeting and such Participant shall have failed to cure such Cause (if curable) within 15 days of such notice to the reasonable satisfaction of the Board.

The foregoing provisions of this subsection (b) are applicable solely for purposes of the Plan and shall not affect in any way the right of the Company to terminate any employee or (except regarding the Plan) the consequences thereof.

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     (c)  Other Termination.

          (i) If the employment of any Participant is terminated for any reason other than death or Disability or Cause, as described in subsections (a) and (b) above, all Stock Options held by such Participant (A) which are not then exercisable shall terminate and (B) which are then exercisable shall terminate at the close of business in St. Louis, Missouri on the date which is 90 days after such Participant's termination of employment. In addition, the Company shall have the right to purchase (A) from time to time so long as they are exercisable, all or any portion of such exercisable Stock Options at a price equal to the Net Stock Option Value of the shares subject to such Stock Options on the purchase date and (B) any or all of the Stock Option Shares held by such Participant at a price per share equal to their Fair Market Value.

          The right of the Company to purchase exercisable Stock Options and Stock Option Shares pursuant to this Section 12 shall be exercisable upon 30 days written notice to the Participant specifying the purchase date.

          Any provision of the Plan to the contrary notwithstanding, the Company shall not have the right to purchase any exercisable Stock Options or Stock Option Shares pursuant to this Section 12 following the establishment (in the reasonable judgment of the Board) of a public market for the Capital Stock.

          In the event of uncertainty as to interpretation of or controversies concerning this Section 12, the Board's determinations shall be binding and conclusive.

     13.  CANCELLATION AND RESCISSION OF AWARDS.

     Unless the Award Agreement specifies otherwise, the Board may cancel any unexpired, unpaid or deferred Awards at any time if the Participant is not in compliance with all other applicable provisions of the Award Agreement, the Plan and with the following conditions:

     (a) A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the Chief Executive Officer of the Company or other senior officer designated by the Board, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For a Participant whose employment has terminated, the judgment of the Chief Executive Officer shall be based on the Participant's position and responsibilities while employed by the Company, the Participant's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company's customers, suppliers and competitors of the Participant's assuming the post-employment position, and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant who has retired shall be free, however, to purchase, as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than 5% equity interest in the organization or business.

     (b) A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material relating to the business of the Company, acquired by the Participant either during or after employment with the Company.

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     (c)  Failure to comply with the provisions of paragraph (a) or (b) of this
Section 13 prior to or during the six months after any exercise, payment or delivery pursuant to an Award shall cause such exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two years after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to an Award.
Such payment shall be made either in cash or by returning to the Company the number of shares of Capital Stock that the Participant received in connection with the rescinded exercise, payment or delivery.

     14.  NONASSIGNABILITY.

          Unless otherwise provided by the Board, no Award or any other benefit under the Plan (including Stock Option Shares) shall be assignable or transferable, or payable to or exercisable by anyone other than the Participant to whom it was granted , except (a) pursuant to subparagraph (a) of Section 12 and (b) that Stock Option Shares shall be assignable and transferrable subject to such limitations and conditions as may be set forth in a stockholder or similar agreement entered into in connection therewith.

     15. MERGERS, REORGANIZATIONS AND OTHER CORPORATE TRANSACTIONS; CHANGE IN CONTROL.

     (a) General. In the event of any change in the outstanding Capital Stock by reason of any stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Capital Stock or other corporate exchange, or any distribution to shareholders of Capital Stock other than regular cash dividends, the Board in its sole discretion and without liability to any person may make such substitutions or adjustments, if any, as it deems to be equitable, as to (i) the number or kind of Capital Stock or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the Stock Option price and/or (iii) any other affected terms of such Awards.

     (b) Change in Control. Except as may otherwise be provided in the related Award Agreement, in the event of a Change in Control, the Board in its sole discretion and without liability to any person may take such actions, if any, as it deems necessary or desirable with respect to any Award (including, without limitation, (i) the acceleration of an Award, (ii) the payment of a cash amount in exchange for the cancellation of an Award and/or (iii) the requiring of the issuance of substitute Awards that will substantially preserve the value, rights and benefits of any affected Awards previously granted under the Plan) as of the date of the consummation of the Change in Control.

     (c) Pooling of Interest Accounting. Notwithstanding the foregoing, in the event that the implementation of any provision of the Plan would cause a Change in Control transaction that was intended to be eligible for pooling-of-interests accounting not to be so eligible, the Board may take any steps that it deems necessary to preserve pooling treatment.

     16.  NOTICE.

     Any notice to the Company required by any of the provisions of the Plan shall be addressed to the Legal Department of Clark Holdings in writing, and shall become effective when it is received.

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     17.  LEGAL REQUIREMENTS.

     (a) General. The Plan, the granting and exercising of Awards thereunder and the other obligations of the Company under the Plan shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the granting and exercising of Awards, the issuance or delivery of Capital Stock under any Award or any other action permitted under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Capital Stock or other required action under any federal or state law, rule or regulation and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Capital Stock in compliance with applicable laws, rules and regulations. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Capital Stock in violation of any such laws, rules, or regulations; and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Award, and neither the Company nor its directors or officers shall have any obligation or liability to the Participant with respect to any Award (or stock issuable thereunder) that shall lapse because of such postponement.

     (b) Rule 16b-3. It is the intent of the Company that any Award granted to a person who is subject to Section 16 of the 1934 Act qualify for exemption under Rule 16b-3. Accordingly (i) if any provision of the Plan or any Award Agreement would cause such an Award to fail to qualify for such exemption, such provision shall be construed or deemed amended to the extent necessary to enable such Award to qualify for such exemption, and (ii) any provision of the Plan which is intended solely to cause an Award to qualify for exemption under Rule 16b-3 shall apply only to the extent that such Award would otherwise be subject to such Rule.

     18.  GOVERNING LAW.

     The Plan and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware and construed accordingly.

     19.  EFFECTIVE AND TERMINATION DATES.

     The Plan shall become effective on September 28, 1999; provided that the Plan shall not become effective and no initial Awards shall be effective unless and until Clark Holdings obtains the affirmative vote of more than seventy-five percent of all shareholders who (a) are not receiving any initial Awards or (b) are not lineally related to, or the spouse of, any individual who would receive the initial Awards. The Board shall have the authority to grant Awards prior to such approval; provided that the effectiveness of such Awards shall be subject to such shareholder approval of the Plan. The Plan shall terminate ten years after its effective date, subject to earlier termination by the Board pursuant to Section 11, after which no Awards may be made under the Plan, but any such termination shall not affect Awards then outstanding or the authority of the Board to continue to administer the Plan.

                         CLARK REFINING HOLDINGS INC.
                    Stock Option Certificate And Agreement
                                (Time Vesting)


Name of Optionee: ((Name))                   Date of Option: ((Date))

Number of Shares: ((Shares))                 Option Price: $9.90 per Share


     CLARK REFINING HOLDINGS INC., a Delaware Corporation ("Clark Holdings"), hereby enters into this Stock Option Certificate and Agreement with the optionee named above (the "Optionee") under the Clark Refining Holdings Inc. 1999 Stock Incentive Plan (the "Plan").

     SECTION 1. GRANT. Pursuant to authorization of the Board of Directors of Clark Holdings (the "Board") under the Plan, Clark Holdings hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of the number of shares of its Common Stock, $.01 par value per share (the "Capital Stock"), set forth above on the terms and conditions set forth herein.

     SECTION 2. TERM AND VESTING. The Option is exercisable, to the extent vested, in full or in part at any time prior to expiration. The Option shall expire in full to the extent not exercised on September 30, 2008. The Option shall vest as to the shares of Capital Stock covered by the Option as follows:
50% on the Date of Option and 25% on each January 1 thereafter, so that the Option share be fully vested on January 1, 2001.

     SECTION 3. DATE OF GRANT. The Option was granted by the Board on the Date of Option set forth above.

     SECTION 4. PURCHASE PRICE. The purchase price per share of the shares of Capital Stock covered by the Option shall be the Option Price set forth above.

     SECTION 5.  RIGHT TO EXERCISE.  The Optionee may exercise the Option only
(a) if the Optionee is an employee of the Company (as defined in the Plan) on the date of exercise (and it is otherwise then exercisable), or (b) if the employment of the Optionee is terminated as a result of death or disability (and the Option is otherwise exercisable on the date of termination), prior to the date which is the first anniversary of the Optionee's termination of employment, or (c) if the employment of the Optionee is terminated for any reason other than death or disability or Cause (and the Option is otherwise exercisable on the date of termination), prior to the date which is 90 days after the Optionee's termination of employment. If the employment of the Optionee is terminated for Cause, the Option shall terminate.

     The Option shall not be affected by any change of duties or position of the Optionee so long as the Optionee continues to be an employee of the Company. Neither the Option nor this Agreement shall be deemed to confer upon the Optionee any right to continue in the employment of the Company.

     SECTION 6. TERMINATION OF EMPLOYMENT. If the employment of the Optionee terminates, the Option and any Stock Option Shares acquired pursuant to the Option shall be governed by, and shall be subject to, the terms and conditions with respect to termination of employment set forth in the Plan.

     SECTION 7. CERTAIN RIGHTS AND OBLIGATIONS. The Option and any Stock Option Shares acquired pursuant to the Option shall include and be subject to such obligations and rights (including, without limitation, registration rights, tag-a-long rights, drag-a-long rights and restrictions on transfer) as may be set forth in any stock or similar agreement entered into by the Company and the Optionee with respect thereto.

     SECTION 8. METHOD OF EXERCISE. The Option may be exercised (in whole or in part) by delivering to the Legal Department of Clark Holdings a written notice of exercise signed by the Optionee (a) designating the number of shares to be purchased and (b) either (i) accompanied by payment of the full amount of the purchase price of the shares of Capital Stock with respect to which the Option is exercised or (ii) specifying a date (not less than 5 nor more than 10 business days after the date of such notice) for the payment of such purchase price. The date of delivery of such notice of exercise shall be the date the written notice is actually received by the Legal Department. The purchase price of shares of Capital Stock purchased under the Option (together with any applicable withholding taxes) shall be paid in cash.

     SECTION 9. MERGERS, REORGANIZATIONS AND OTHER CORPORATE TRANSACTIONS; CHANGE IN CONTROL. In the event of (a) any change in the outstanding Capital Stock by reason of any stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Stock or other corporate exchange, or any distribution to shareholders of Capital Stock other than regular cash dividends, the Board may make certain substitutions or adjustments, if any, as it deems to be equitable with respect to the Plan or any Award or (b) a Change in Control, the Board may take such actions, if any, as it deems necessary or desirable with respect to any Award, all as provided in the Plan. Such substitutions, adjustments or actions may be made or taken by the Board in its sole discretion and without liability to any person.

     SECTION 10. CHANGE IN CONTROL. In the event of a Change in Control, the Option shall become exercisable in full.

     SECTION 11. CANCELLATION AND RESCISSION. The Board may cancel any unexercised portion of the Option at any time if the Optionee is not in compliance with this Agreement and the Plan, [including certain conditions specified in the Plan relating to (a) activities which are competitive with the Company or prejudicial to or in conflict with the interests of the Company or
(b) the unauthorized disclosure of confidential information relating to the Company. In addition, failure to comply with such conditions prior to or during the six months after any delivery of Capital Stock pursuant to the Option shall cause such delivery to be rescinded, as provided in the Plan.

     SECTION 12. LEGAL REQUIREMENTS. The Optionee agrees to make such representations, furnish such information and take such other action as the Board may consider necessary or appropriate in connection with the granting of the Option and the issuance and delivery of Capital Stock pursuant thereto in compliance with applicable laws, rules and regulations. Such action may include, without limitation, the representation and agreement by the Optionee that the Optionee is acquiring such Capital Stock for the Optionee's own account for investment and not with a view to the resale or other distribution of such Capital Stock.

     SECTION 13. LIMITATION OF RIGHTS. The Optionee shall have none of the rights of a shareholder with respect to shares of Capital Stock covered by the Option until shares are issued to the Optionee upon exercise of the Option.

     SECTION 14. NON-ASSIGNABILITY. Unless otherwise provided by the Board, the Option and any Stock Option Shares acquired pursuant to the Option shall not be assignable or transferable by the Optionee (voluntarily or involuntarily, by operation of law or otherwise) and the Option may be exercised only by the Optionee, except (a) as otherwise provided in the Plan in the event of the Optionee's death or disability and (b) that the Stock Option Shares may be assigned or transferred subject to such limitations and conditions as may be set forth in a stockholder or similar agreement entered into in connection therewith.

     SECTION 15. INTERPRETATION. It is intended that the Option shall be subject to and governed by the provisions of the Plan. The Option shall be so interpreted and construed as to be consistent with such intention. Terms capitalized in this Stock Option Certificate and Agreement shall have the meanings given to them in the Plan unless otherwise defined herein or some other meaning is clearly indicated. The Optionee represents that the Optionee has received and reviewed a copy of the Plan.

     SECTION 16. STOCKHOLDER AGREEMENT. The exercise of the Option shall be subject to the execution and delivery by the Optionee of a Stockholder Agreement in substantially the form attached as Appendix I hereto, and the Optionee hereby agrees to execute and deliver such Agreement prior to such exercise and to comply with the terms thereof.

     SECTION 17. OPTIONS UNDER 1995 PLAN. If the Optionee is a participant in the Clark USA, Inc. 1995 Long-Term Performance Plan, as a condition to the grant of the Option the Optionee has surrendered to Clark Holdings for cancellation stock option(s) granted (or the right to receive stock options) under such Plan covering an aggregate of ((NumberofShares)) shares of Capital Stock of Clark USA (constituting all of such option(s) granted to the Optionee or which the Optionee may have the right to receive), which cancellation is hereby confirmed.

     SECTION 18. COMPLETE AGREEMENT. This Stock Option Certificate and Agreement, together with the Plan and any related Stockholder Agreement, constitute the entire agreement of the parties with regard to the subject matter hereof, and contain all the covenants, promises and agreements between the parties with respect to the treatment of all time vesting Stock Options and Stock Option shares held by the Optionee and supersede all prior option agreements and any other agreements which may contain provisions pertaining to Stock Options and Stock Option Shares held by the Optionee.

     IN WITNESS WHEREOF, the parties hereto have executed this Stock Option Certificate and Agreement as of _________________, the date of grant of the Option.


OPTIONEE                          CLARK REFINING HOLDINGS INC.

___________________________       By:  ______________________

Printed Name: ________________    Its: ______________________

Social Security No.: _________

                         CLARK REFINING HOLDINGS INC.

                    Stock Option Certificate And Agreement
                             (Performance Vesting)


Name of Optionee: ((Name))             Date of Option: ((Date))

Number of Shares: ((Shares))           Option Price: $9.90 per Share


     CLARK REFINING HOLDINGS INC., a Delaware Corporation ("Clark Holdings"), hereby enters into this Stock Option Certificate and Agreement with the optionee named above (the "Optionee") under the Clark Refining Holdings Inc. 1999 Stock Incentive Plan (the "Plan").

     SECTION 1. GRANT. Pursuant to authorization of the Board of Directors of Clark Holdings (the "Board") under the Plan, Clark Holdings hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of the number of shares of its Common Stock, $.01 par value per share (the "Capital Stock"), set forth above on the terms and conditions set forth herein.

     SECTION 2. TERM AND VESTING. The Option is exercisable, to the extent vested, in full or in part at any time prior to expiration. The Option shall expire in full to the extent not exercised on September 30, 2008. The Option shall vest as to the shares of Capital Stock covered by the Option as follows:
The Option shall be exercisable on and after the seventh anniversary of the Date of Option; provided, however, that following any Public Offering or upon a Change in Control the Option shall be accelerated and may be exercised in advance of such anniversary date upon the achievement of certain per share prices of the Capital Stock, in accordance with the schedule set forth below. For purposes of such schedule, "Change in Control Price" means the highest price per share received by any holder of Capital Stock from the purchaser(s) in a transaction or series of transactions that result in a Change in Control.

            Average Closing Price Per
                   Share of                         % of Shares With
              Capital Stock for Any                    Respect to
          180 Consecutive Days; or                     Which Option
           Change in Control Price                   is Exercisable
          ---------------------------               ----------------

                 Below $12.00                                0%

               $12.00 - $14.99                              10%

               $15.00 - $17.99                              20%

               $18.00 - $19.99                              30%

               $20.00 - $24.99                              50%

               $25.00 - $29.99                              75%

                 Above $29.99                              100%

     SECTION 3. DATE OF GRANT. The Option was granted by the Board on the Date of Option set forth above.

     SECTION 4. PURCHASE PRICE. The purchase price per share of the shares of Capital Stock covered by the Option shall be the Option Price set forth above.

     SECTION 5.  RIGHT TO EXERCISE.  The Optionee may exercise the Option only
(a) if the Optionee is an employee of the Company (as defined in the Plan) on the date of exercise (and it is otherwise then exercisable); or (b) if the employment of the Optionee is terminated as a result of death or disability (and the Option is otherwise exercisable on the date of termination), prior to the date which is the first anniversary of the Optionee's termination of employment, or (c) if the employment of the Optionee is terminated for any reason other than death or disability or Cause (and the Option is otherwise exercisable on the date of termination), prior to the date which is 90 days after the Optionee's termination of employment. If the employment of the Optionee is terminated for Cause, the Option shall terminate.

     The Option shall not be affected by any change of duties or position of the Optionee so long as the Optionee continues to be an employee of the Company. Neither the Option nor this Agreement shall be deemed to confer upon the Optionee any right to continue in the employment of the Company.

     SECTION 6. TERMINATION OF EMPLOYMENT. If the employment of the Optionee terminates, the Option and any Stock Option Shares acquired pursuant to the Option shall be governed by, and shall be subject to, the terms and conditions with respect to termination of employment set forth in the Plan.

     SECTION 7. CERTAIN RIGHTS AND OBLIGATIONS. The Option and any Stock Option Shares acquired pursuant to the Option shall include and be subject to such obligations and rights (including, without limitation, registration rights, tag-a-long rights, drag-a-long rights and restrictions on transfer) as may be set forth in any stock or similar agreement entered into by the Company and the Optionee with respect thereto.

     SECTION 8. METHOD OF EXERCISE. The Option may be exercised (in whole or in part) by delivering to the Legal Department of Clark Holdings a written notice of exercise signed by the Optionee (a) designating the number of shares to be purchased and (b) either (i) accompanied by payment of the full amount of the purchase price of the shares of Capital Stock with respect to which the Option is exercised or (ii) specifying a date (not less than 5 nor more than 10 business days after the date of such notice) for the payment of such purchase price. The date of delivery of such notice of exercise shall be the date the written notice is actually received by the Legal Department. The purchase price of shares of Capital Stock purchased under the Option (together with any applicable withholding taxes) shall be paid in cash.

     SECTION 9. MERGERS, REORGANIZATIONS AND OTHER CORPORATE TRANSACTIONS; CHANGE IN CONTROL. In the event of (a) any change in the outstanding Capital Stock by reason of any stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Stock or other corporate exchange, or any distribution to shareholders of Capital Stock other than regular cash dividends, the Board may make certain substitutions or adjustments, if any, as it deems to be equitable with respect to the Plan or any Award or (b) a Change in Control, the Board may take such actions, if any, as it deems necessary or desirable with respect to any Award, all as provided in the Plan. Such substitutions, adjustments or actions may be made or taken by the Board in its sole discretion and without liability to any person.

     SECTION 10. CANCELLATION AND RESCISSION. The Board may cancel any unexercised portion of the Option at any time if the Optionee is not in compliance with this Agreement and the Plan, including certain conditions specified in the Plan relating to (a) activities which are competitive with the Company or prejudicial to or in conflict with the interests of the Company or
(b) the unauthorized disclosure of confidential information relating to the Company. In addition, failure to comply with such conditions prior to or during the six months after any delivery of Capital Stock pursuant to the Option shall cause such delivery to be rescinded, as provided in the Plan.

     SECTION 11. LEGAL REQUIREMENTS. The Optionee agrees to make such representations, furnish such information and take such other action as the Board may consider necessary or appropriate in connection with the granting of the Option and the issuance and delivery of Capital Stock pursuant thereto in compliance with applicable laws, rules and regulations. Such action may include, without limitation, the representation and agreement by the Optionee that the Optionee is acquiring such Capital Stock for the Optionee's own account for investment and not with a view to the resale or other distribution of such Capital Stock.

     SECTION 12. LIMITATION OF RIGHTS. The Optionee shall have none of the rights of a shareholder with respect to shares of Capital Stock covered by the Option until shares are issued to the Optionee upon exercise of the Option.

     SECTION 13. NON-ASSIGNABILITY. Unless otherwise provided by the Board, the Option and any Stock Option Shares acquired pursuant to the Option shall not be assignable or transferable by the Optionee (voluntarily or involuntarily, by operation of law or otherwise) and the Option may be exercised only by the Optionee, except (a) as otherwise provided in the Plan in the event of the Optionee's death or disability and (b) that the Stock Option Shares may be assigned or transferred subject to such limitations and conditions as may be set forth in a stockholder or similar agreement entered into in connection therewith.

     SECTION 14. INTERPRETATION. It is intended that the Option shall be subject to and governed by the provisions of the Plan. The Option shall be so interpreted and construed as to be consistent with such intention. Terms capitalized in this Stock Option Certificate and Agreement shall have the meanings given to them in the Plan unless otherwise defined herein or some other meaning is clearly indicated. The Optionee represents that the Optionee has received and reviewed a copy of the Plan.

     SECTION 15. STOCKHOLDER AGREEMENT. The exercise of the Option shall be subject to the execution and delivery by the Optionee of a Stockholder Agreement in substantially the form attached as Appendix I hereto, and the Optionee hereby agrees to execute and deliver such Agreement prior to such exercise and to comply with the terms thereof.

     SECTION 16. OPTIONS UNDER 1995 PLAN. No stock options granted under the Clark USA, Inc. 1995 Long-Term Performance Plan have been surrendered or canceled as a condition to, in exchange for or in consideration of the grant of the Option.

     SECTION 17. COMPLETE AGREEMENT. This Stock Option Certificate and Agreement, together with the Plan and any related Stockholder Agreement, constitute the entire agreement of the parties with regard to the subject matter hereof, and contain all the covenants, promises and agreements between the parties with respect to the treatment of all performance vesting Stock Options and Stock Option shares held by the Optionee and supersede all prior option agreements and any other agreements which may contain provisions pertaining to Stock Options and Stock Option shares held by the Optionee.

     IN WITNESS WHEREOF, the parties hereto have executed this Stock Option Certificate and Agreement as of ___________________________, the date of grant of the Option.


OPTIONEE                                 CLARK REFINING HOLDINGS INC.


__________________________________      By: ________________________________

Printed Name: ____________________      Its:  ______________________________
Social Security No.: _____________

                                                                      Appendix I

                             STOCKHOLDER AGREEMENT
                             ---------------------


          STOCKHOLDER AGREEMENT, dated as of __________, 1999 (the "Agreement"),
                                                                    ---------
among CLARK REFINING HOLDINGS INC., a Delaware corporation (the "Company" or
                                                                 -------
"Clark"), Blackstone Capital Partners III Merchant Banking Fund L.P., a Delaware
------
limited partnership (together with its affiliates, "Blackstone"); and
                                                    ----------
_____________, an individual ("Holder").
                               ------

          WHEREAS, as used in this Agreement, the term "Share" shall mean any outstanding share of the common stock of the Company;

          WHEREAS, Blackstone holds a majority of the outstanding Shares; and

          WHEREAS, on the date hereof, Holder is acquiring Shares pursuant to the Company's stock incentive plan;

          NOW, THEREFORE, in consideration of the mutual covenants and conditions as hereinafter set forth, the parties hereto do hereby agree as follows:


I.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

          I.1  Representations and Warranties of the Company.  The Company
               ---------------------------------------------
represents and warrants to the Holder as follows:

          (a) the Company is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Delaware and has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder, and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all requisite corporate action. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Holder and Blackstone, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms;

          (b) the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby do not and will not, with or without the giving of notice or the passage of time or both, (i) violate the provisions of any law, rule or regulation applicable to the Company or its assets, (ii) violate the provisions of the certificate of incorporation or bylaws of the Company, as amended, or (iii) violate any judgment, decree, order or award of any court, governmental or quasi-governmental agency or arbitrator applicable to the Company or its assets; and

          (c) no consent, approval, exemption or authorization is required to be obtained from, no notice is required to be given to and no filing is required to be obtained from any third party (including, without limitation, governmental and quasi-governmental agencies, authorities and instrumentalities of competent jurisdiction) by the Company, in order for this Agreement to constitute a legal, valid and binding obligation of the Company.

          I.2  Representations and Warranties of the Holder.  The Holder
               --------------------------------------------
represents and warrants to the Company that:

          (a) this Agreement has been duly executed and delivered by the Holder and, assuming the due authorization, execution and delivery thereof by the Company and Blackstone, constitutes a legal, valid and binding obligation of the Holder, enforceable against the Holder in accordance with its terms;

          (b) the execution, delivery and performance by the Holder of this Agreement and the consummation by the Holder of the transactions contemplated hereby do not and will not, with or without the giving of notice or the passage of time or both, (i) violate the provisions of any law, rule or regulation applicable to the Holder or its assets, or (ii) violate any judgment, decree, order or award of any court, governmental or quasi-governmental agency or arbitrator applicable to the Holder or its assets;

          (c) no consent, approval, exemption or authorization is required to be obtained from, no notice is required to be given to, and no filing is required to be obtained from, any third party (including, without limitation, governmental and quasi-governmental agencies, authorities and instrumentalities of competent jurisdiction) by the Holder in order for this Agreement to constitute a legal, valid and binding obligation of the Holder;

          (d) Holder is acquiring the Shares for investment solely for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof;

          [(e) the Holder is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time ("Securities Act");]*
               --------------

          [(f) the Holder's financial situation is such that it can afford to bear the economic risk of holding the Shares for an indefinite period of time, has adequate means for providing for its current needs and contingencies, and can afford to suffer a complete loss of its investment in the Shares;]*

          [(g) the Holder's knowledge and experience in financial and business matters are such that it is capable of evaluating the merits and risks of the investment in the Shares;]*

          (h) the Holder understands that the Shares are a speculative investment which involves a high degree of risk of loss of Holder's investment therein, there are substantial restrictions on the transferability of the Shares, and, on the date hereof and for an indefinite period following the date hereof, there will be no public market for the Shares and, accordingly, it may not be possible for the Holder to liquidate its investment in case of emergency, if at all;

          (i) the Holder understands and has taken cognizance of all the risk factors related to the purchase of the Shares, and, other than as set forth in this Agreement, no representations or warranties have been made to the Holder or its representatives concerning the Shares or the Company or their prospects or other matters;

          (j) the Holder has relied upon independent investigations made by it and, to the extent believed by the Holder to be appropriate, its representatives, including its own professional, financial, tax and other advisors;

          (k) the Holder has received information about the Company and been given the opportunity to examine all documents and to ask questions of, and to receive answers from, the Company and its representatives concerning the Company and the terms and conditions of the purchase of the Shares and to obtain any additional information which the Holder deems necessary; and

_____________________________
* If applicable to the Holder.

          (i) all information which the Holder has provided to the Company and its representatives concerning the Holder and its financial position is complete and correct as of the date of this Agreement.

II.  TRANSFERS
     ---------

          II.1   Limitations on Transfer.  (a)  Holder hereby agrees that,
                 -----------------------
except for any transfer, sale, assignment, exchange, mortgage, pledge, hypothecation or other disposition of any Shares or any interest therein "Transfer") effected pursuant to an effective registration statement filed under
 --------
the Securities Act, no Transfer shall occur unless the Company has been furnished with an opinion in form and substance reasonably satisfactory to the Company of counsel reasonably satisfactory to the Company that such Transfer is exempt from the provisions of Section 5 under the Securities Act.

          (b) Holder hereby agrees that, except for Transfers in connection with a sale of shares of Common Stock to the public pursuant to an effective registration statement filed under the Securities Act ("Public Offering"),
                                                        ---------------
Transfers pursuant to Rule 144 (other than Rule 144(k)) under the Securities Act and Transfers pursuant to Section 2.5 or 2.6, no Transfer shall occur unless the transferee shall agree to become a party to, and be bound to the same extent as its transferor by the terms of, Articles II and III of this Agreement.

          (c) Notwithstanding anything contained herein to the contrary, but subject to Section 2.2, Holder hereby agrees that, in addition to the limitation on transfer set forth in Section 2.8(a), no Transfer shall occur until eighteen months after the date of Clark's initial underwritten Public Offering or such earlier date after such initial Public Offering on which an underwritten registered secondary offering involving shares of Common Stock occurs. Notwithstanding the foregoing, in the event Blackstone sells shares for its own account in such initial Public Offering, Holder may transfer Shares in such offering in accordance with Section 2.7 hereof, except that in such circumstance clause (ii) of Section 2.7(b) shall be deemed to read as follows: (ii) second, to the extent that the number of shares of Common Stock which are proposed to be sold in such offering is less than the number of shares of Common Stock which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of shares of Common Stock Blackstone intends to dispose of in such offering shall have priority.

          II.2   Transfers to Affiliates.  Notwithstanding anything contained
                 -----------------------
herein to the contrary, Holder shall be entitled from time to time to Transfer any or all of the Shares beneficially owned by Holder to Holder's spouse or descendants, or to a trust in favor of Holder's spouse or descendants, or to any other entity the owners of which consist exclusively of Holder, Holder's spouse, Holder's descendants or such trusts ("Permitted Affiliate"), who, in each such
                                      -------------------
case, agree in a writing satisfactory in form and substance to the Company to become a party to, and be bound to the same extent as its transferor by the terms of, Articles II and III of this Agreement.

          II.3   Effect of Void Transfers.  In the event of any purported
                 ------------------------
Transfer of any shares of Common Stock in violation of the provisions of this Agreement, such purported Transfer shall be void and of no effect and the Company shall not give effect to such Transfer.

          II.4   Legend on Securities.  Each certificate representing shares of
                 --------------------
Common Stock issued to Holder shall bear the following legend on the face thereof:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDER AGREEMENT BETWEEN CLARK REFINING HOLDINGS INC. (THE "COMPANY"), AND __________________, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES

     REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDER AGREEMENT AND (A) PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) IF THE COMPANY HAS BEEN FURNISHED WITH AN OPINION IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH STOCKHOLDER AGREEMENT."

          II.5  Tag-Along Rights.  (a)  So long as this Agreement shall remain
                ----------------
in effect and Blackstone beneficially owns on a fully diluted basis an aggregate number of shares of Common Stock not less than one-fourth (1/4) of the Common Stock owned by Blackstone on the date hereof, with respect to any proposed Transfer by Blackstone (in such capacity, a "Transferring Stockholder") of 25%
                                             ------------------------
or more of the shares of Common Stock held by Blackstone, other than a Transfer
(i) to any affiliate of Blackstone or any stockholder, partner or other equity owner of any such affiliate or Blackstone or (ii) pursuant to a Public Offering, the Transferring Stockholder shall have the obligation, and Holder and the Permitted Affiliates shall have the right, to require the proposed transferee to purchase from Holder and the Permitted Affiliates (in such capacity, a "Tagging
                                                                        -------
Stockholder") a number of the Shares up to the product (rounded up to the
-----------
nearest whole number) of (i) the quotient determined by dividing (A) the aggregate number of Shares owned by Blackstone to be included in the contemplated Transfer by (B) the aggregate number of Shares owned by Blackstone immediately prior to the contemplated Transfer, and (ii) the total number of Shares owned by the Tagging Stockholder, and at the same price per share of Common Stock and upon the same terms and conditions (including without limitation time of payment and form of consideration) applicable to the Transferring Stockholder; provided, that in order to be entitled to exercise its
                          --------
right to sell shares of Common Stock to the proposed transferee pursuant to this
Section 2.5, the Tagging Stockholder must agree to make to the transferee the same representations, warranties, covenants, indemnities and agreements that the Transferring Stockholder agrees to make in connection with the proposed Transfer of the shares of Common Stock of the Transferring Stockholder; and provided
                                                                   --------
further, that all representations and warranties shall be made by the Tagging
-------
Stockholder and the Transferring Stockholder severally and not jointly and that the liability of the Transferring Stockholder and the Tagging Stockholder (whether pursuant to a representation, warranty, covenant, indemnification provision or agreement) for liabilities in respect of the Company shall be evidenced in writings executed by them and the transferee and shall be borne by each of them on a pro rata basis.

          (b) The Transferring Stockholder shall give notice to Holder of each proposed Transfer giving rise to the rights of the Tagging Stockholder set forth in the first sentence of Section 2.5(a) at least 15 business days prior to the proposed consummation of such Transfer, setting forth the number of shares of Common Stock proposed to be so transferred, the name and address of the proposed transferee, the proposed amount and form of consideration and the other terms and conditions offered by the proposed transferee, and a representation that the proposed transferee has been informed of the tag-along rights provided for in this Section 2.5 and has agreed to purchase shares of Common Stock in accordance with the terms hereof. The tag-along rights provided by this Section 2.5 must be exercised by the Tagging Stockholder within 5 business days following receipt of the notice required by the preceding sentence, by delivery of a written notice to the Transferring Stockholder indicating such Tagging Stockholder's desire to exercise its rights and specifying the number of shares of Common Stock it desires to sell.

          (c) If the Tagging Stockholder exercises its rights under Section 2.5(a), the closing of the purchase of Shares with respect to which such rights have been exercised shall take place concurrently with the closing of the sale of the Transferring Stockholder's Shares.

          II.6  Drag-Along Rights.  So long as this Agreement shall remain in
                -----------------
effect and Blackstone beneficially owns on a fully diluted basis an aggregate number of shares of Common Stock not less than one-fourth (1/4) of the Common Stock owned by Blackstone on the date hereof, if Blackstone receives an offer from a person other than Holder or any of its affiliates (a "Third Party") to
                                                             -----------
purchase 25% or more of the shares of Common Stock owned by Blackstone and such offer is accepted by Blackstone, then Holder hereby agrees that it will Transfer the Applicable Number (as defined below) of Shares owned by it to such Third Party upon the terms and conditions of the offer (including without limitation time of payment and form of consideration) applicable to Blackstone, provided
                                                                     --------
that Holder must agree to make to the Third Party the same representations, warranties, covenants, indemnities and agreements that Blackstone agrees to make in connection with the proposed Transfer; and provided further, that all
                                              -------- -------
representations and warranties shall be made by Holder and Blackstone severally and not jointly and that the liability of Holder and Blackstone (whether pursuant to a representation, warranty, covenant, indemnification provision or agreement) for liabilities in respect of the Company shall be evidenced in writings executed by them and the Third Party and shall be borne by each of them on a pro rata basis. The "Applicable Number" shall mean a number (rounded up to the nearest whole number) equal to the product of (i) the quotient determined by dividing (A) the aggregate number of shares owned by Blackstone to be included in the contemplated Transfer by (B) the aggregate number of shares owned by Blackstone immediately prior to the contemplated Transfer, and (ii) the total number of shares owned by Holder.

          II.7  Piggyback Rights.  (a)  Each time the Company is planning to
                ----------------
file a registration statement under the Securities Act in connection with the proposed offer and sale of Common Stock by the Company and/or Blackstone (other than under Form S-8 or Form S-4 or a similar successor form), the Company will give prompt written notice thereof to Holder regarding Holder's rights under this Section 2.7, at least 15 business days prior to the anticipated filing date of such registration statement; provided, that Holder and its affiliates shall
                                --------
have no rights pursuant to this Section 2.7 with respect to the first Public Offering of Common Stock if the Company is the only person including shares of Common Stock in such registration statement. Upon the written request of Holder or the Permitted Affiliates made within 5 business days after the receipt of any such notice from the Company, which request shall specify the number of Shares (the "Holder Piggy-Back Shares") intended to be disposed of by Holder or the
      ------------------------
Permitted Affiliates in such offering, the Company will use its reasonable efforts to effect the registration under the Securities Act of all Holder Piggy-Back Shares which the Company has been so requested to register by Holder, to the extent required to permit the disposition of the Holder Piggy-Back Shares to be registered; provided, that (i) if, at any time after giving written notice of
               --------
its intention to register any Common Stock and prior to the effective date of the registration statement filed in connection with such registration, the Company or Blackstone shall determine for any reason not to proceed with the proposed registration, the Company may at its election give written notice of such determination to the holder of Holder Piggy-Back Shares and thereupon shall be relieved of its obligation to register any Holder Piggy-Back Shares in connection with such registration and (ii) if such registration involves an underwritten offering, the holder of Holder Piggy-Back Shares requesting to be included in the registration must sell its shares to the underwriters on the same terms and conditions as apply to the Company and/or Blackstone.

          (b) If a registration pursuant to this Section 2.7 involves an underwritten offering and the managing underwriter or underwriters in good faith advise the Company in writing that, in their opinion, the number of shares of Common Stock which the Company, Blackstone and the holder of Holder Piggy-Back Shares intend to include in such registration exceeds the number of shares of Common Stock which can be sold in such offering without having an adverse effect on such offering (including the price at which the shares of Common Stock can be sold), then the Company will include in such registration (i) first, 100% of the shares the Company proposes to sell for its own account, if any, and 100% of the shares of any person exercising demand registration rights (other than Blackstone), if any, and (ii) second, to the extent that the number of shares described under clause (i) is less than the number of shares of Common Stock which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of shares Blackstone intends to dispose of in such offering, the Holder Piggy-Back Shares and shares of any other person exercising similar piggy-back registration rights, on a pro rata basis.

          II.8  Other Registration-Related Matters.
                ----------------------------------

          (a) Holder agrees that it shall not effect any direct or indirect Transfer of Com mon Stock during the 14 days prior to or the 180 day period beginning on the effective date of a registration statement (whether pursuant to Section 2.7 or otherwise, except as part of such registration) if and to the extent reasonably requested in writing by the managing underwriter of the underwritten public offering.

          (b) The Company agrees not to effect any direct or indirect Transfer of Common Stock during the 14 days prior to and the 180 day period beginning on the effective date of any registration statement in which Holder is participating pursuant to Section 2.7 in connection with an underwritten public offering of Common Stock, if and to the extent reasonably requested in writing by the managing underwriter of the underwritten public offering.

          (c) The Company may require any person that is selling shares of Common Stock in a Public Offering to furnish to the Company such information regarding such person and the distribution of the shares of Common Stock which are included in a Public Offering as may from time to time reasonably be requested in writing in order to comply with the Securities Act.

          2.9   Call Options.
                ------------

          (a) If Holder's employment with the Company or its subsidiaries terminates for any reason, the Company (or any of its assignees) shall have the right and option to purchase, for a period of 30 days following the date of such termination of employment of Holder, and Holder shall be required to sell to the Company (or to any such assignee), any or all of the shares of Common Stock (including any fractional shares) then owned by Holder, at a price per share equal to the applicable purchase price determined pursuant to paragraph (c) of this Section 2.9.

          (b) If the Company desires to exercise its option to purchase any shares pursuant to paragraph (a) of this Section 2.9, the Company shall, not later than 30 days after the date of termination of employment, send written notice to Holder of its intention to purchase shares, specifying the number of shares to be purchased. The closing of the purchase shall take place at the principal office of the Company on a date specified by the Company no earlier than the tenth and no later than the thirtieth day after the giving of such notice.

          (c)   In the event of a purchase by the Company pursuant to paragraph
(a) of this Section 2.9, the purchase price shall be:

          (i) if Holder's employment was terminated for Cause (as defined below), a price per share equal to the lower of (x) the price per share paid by Holder (as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalizations) and (y) Fair Market Value (as defined below); or

          (ii) if Holder's employment was terminated for any other reason, Fair Market Value.

          (d)   For purposes of this Section 2.9:

          "Cause" shall have the meaning set forth in Holder's employment agreement with the Company or its subsidiaries; or, if there is no employment agreement or such employment agreement does not define the term "cause," shall mean (i) gross neglect of or willful and continuing refusal substantially to perform one's duties (other than due to disability), (ii) breach of any material policy of the Company or, if Holder is employed by a subsidiary of the Company, such subsidiary, (iii) willful engaging in conduct that is demonstrably injurious to Blackstone, the Company or the Company's subsidiaries or affiliates or (iv) commission or plea of guilty or nolo contendere to a felony or misdemeanor involving moral turpitude; and

          "Fair Market Value" shall mean, with respect to shares of Common Stock, the fair market value of such shares as determined from time to time by the Company's board of directors in good faith. Unless otherwise determined by the Board, (a) if the Common Stock is traded on NASDAQ, the fair market value of such shares as of any date shall be the closing date sale price on that date of a share of Common Stock as reported in the NASDAQ National Market Issues quotations of the Midwest Edition of the Wall Street Journal, or (b) if the Common Stock is traded on the New York Stock Exchange, the Fair Market Value of such shares as of any date shall be the closing sale price on that date of a share of Common Stock as reported on the New York Stock Exchange Composite Tape (or, if the Common Stock is not traded on NASDAQ or the New York Stock Exchange, as applicable, on such date, on the next following date on which it is so traded).


III.  OTHER
      -----

          III.1  Additional Securities Subject to Agreement.  Holder agrees that
                 ------------------------------------------
all shares of Common Stock which it shall hereafter acquire by means of a stock split, stock dividend, distribution or otherwise (other than pursuant to a Public Offering) shall be subject to the provisions of this Agreement to the same extent as if held on the date hereof.

          III.2  Termination.  This Agreement shall terminate, and thereby
                 -----------
become null and void, in full on the earliest date on which Blackstone does not beneficially own in the aggregate at least 5% of the Common Stock outstanding on a fully diluted basis.

          III.3  Injunctive Relief.  Holder acknowledges and agrees that a
                 -----------------
violation of any of the terms of this Agreement will cause the Company and Blackstone irreparable injury for which adequate remedy at law is not available. Accordingly, it is agreed that the Company or Blackstone shall be entitled to an injunction, restraining order or other equitable relief to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which they may be entitled at law or equity.

          III.4  Other Stockholders' Agreements.  Holder shall not enter into
                 ------------------------------
any stockholder agreement or other arrangement of any kind with any person with respect to shares of Common Stock, and Holder represents and warrants that it has not previously entered into such an agreement that remains in full force and effect as of the date hereof which is inconsistent with the provisions of this Agreement or which may impair its ability to comply with this Agreement.

          III.5  Amendments.  This Agreement may be amended only by a written
                 ----------
instrument signed by each party hereto.

          III.6  Successors, Assigns and Transferees.  The provisions of this
                 -----------------------------------
Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and transferees permitted hereunder (except for transferees that are transferred Common Stock pursuant to a Public Offering, pursuant to Rule 144 under the Securities Act or pursuant to Section
2.5 or 2.6), each of
which shall agree in writing to become a party hereto and be bound to the same extent hereby as the transferor that has transferred the Common Stock to such transferees; provided, that if Holder transfers a portion of its Common Stock to
             --------
one or more transferees which are entitled to rights of the transferor hereunder, then such transferee(s) shall exercise such rights as a single group with that transferor and its affiliates; provided further, that the rights
                                         ----------------
granted to the Holder in Sections 2.5 and 2.7 can only be transferred to Permitted Affiliates.

          III.7  Notices.  All notices, requests and demands to or upon the
                 -------
respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or two days after being delivered to a recognized courier (whose stated terms of delivery are three days or less to the destination of such notice) or, in the case of telecopy notice, when received, addressed as follows to the parties hereto, or to such other address as may be hereafter notified by the respective parties hereto:

                    When Holder is the intended recipient:

                         ___________________________
                         ___________________________
                         ___________________________
                         Attention: ________________
                         Telecopy:  ________________

                  When the Company is the intended recipient:

                         Clark Refining Holdings, Inc.
                         8182 Maryland Avenue
                         St. Louis, Missouri  63105
                         Attention: Maura J. Clark
                         Telecopy:  (314) 854-1570

          with a copy to:

                         Simpson Thacher & Bartlett
                         425 Lexington Avenue
                         New York, New York  10017
                         Attention: Wilson S. Neely
                         Telecopy:  (212) 455-2502

          III.8  Integration.  This Agreement, and the documents referred to
                 -----------
herein or delivered pursuant hereto, contain the entire understanding of the parties with respect to the subject matter hereof. There are no agreements, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein or in the Company's stock incentive plan and any related award agreement. If there is any conflict between such incentive plan or such award agreement and this Agreement, the provisions of this Agreement shall control. This Agreement supersedes all other prior agreements and understandings between the parties with respect to the matters set forth herein.

          III.9  Severability.  If one or more of the provisions, paragraphs,
                 ------------
words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

          III.10  Counterparts.  This Agreement may be executed in two or more
                  ------------
counterparts, and by different parties on separate counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

          III.11  Governing Law.  This Agreement shall be governed by and
                  -------------
construed and enforced in accordance with the laws of the State of New York without regard to the conflicts of law principles thereof. The parties executing this Agreement hereby agree to submit to the non-exclusive jurisdiction of the federal and state courts located in the State of New York in any action or proceeding arising out of or relating to this Agreement.

          III.12  Voting.  Holder hereby agrees that, so long as this
                  ------
Agreement shall remain in effect, it will vote all of the Common Stock beneficially owned or held of record by it to ratify, approve and adopt any and all actions (including without limitation the election of directors) adopted or approved by Blackstone.


          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                         CLARK REFINING HOLDINGS INC.


                         By:___________________________
                            Name:
                            Title:


                         BLACKSTONE CAPITAL PARTNERS III
                            MERCHANT BANKING FUND L.P.

                            By: Blackstone Management Associates III, L.L.C., its general partner


                            By:___________________________

      Name:
      Title:


__________________________
Name of Holder: